Statement of Additional Information Supplement	August 7, 2019
Putnam Global Technology Fund
Statement of Additional Information dated December 30, 2018

The following is added as the last paragraph under the section “PORTFOLIO MANAGERS – Compensation of portfolio managers”

The portfolio managers of Putnam Global Technology Fund also receive a portion of the performance fees payable by several private funds managed by Putnam (the “Private Funds”) in connection with their service as members of the Private Funds’ portfolio management team. See “Management—Portfolio Transactions—Potential conflicts of interest in managing multiple accounts” in Part II of this SAI for information on how Putnam Management addresses potential conflicts of interest resulting from an individual’s management of more than one account.

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